                                SECOND AMENDMENT
                   (AMENDED AND RESTATED TERM LOAN AGREEMENT)


     THIS SECOND AMENDMENT ("AMENDMENT") dated as of December 26, 1995 is entered into by and among VECTRA TECHNOLOGIES, INC. (the "BORROWER"), BANQUE PARIBAS, as a Bank (as defined below) and as the Agent (as defined below), and BANQUE NATIONALE DE PARIS, as a Bank and as the Managing Agent (as defined below).

                              RECITALS

     A. The Borrower has entered into that certain Term Loan Agreement dated as of January 6, 1994, as amended, and as amended and restated by that certain Amended and Restated Term Loan Agreement dated as of September 20, 1995, as amended by that First Amendment dated as of November 13, 1995 (as so amended, the "TERM AGREEMENT"), among the Borrower, the Banks party thereto, Banque Paribas, acting in its separate capacity as agent for the Banks (the "AGENT"), and Banque Nationale de Paris, acting in its separate capacity as Managing Agent (as defined therein) (the "MANAGING AGENT").

     B. The parties to the Term Agreement desire to further amend the Term Agreement on and in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

                               AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Term Agreement.

     SECTION 2.  AMENDMENTS TO TERM AGREEMENT.

           2.1 SECTION 1.1 (DEFINITIONS). The definition for the term "Applicable Margin" is amended to delete the period at the end of the definition and to insert in its place a semi-colon followed by the following:

                 and, for Tranche-C Loans, shall mean 3.0% PER ANNUM for all Base Rate Loans.

           2.2 SECTION 1.1 (DEFINITIONS). The definition for the term "Commitment" is deleted and replaced with the following:


                                            1.

                 "COMMITMENT" shall mean, for each Bank at any given time, its Tranche-A Commitment, its Tranche-B Commitment and its Tranche-C Commitment.

           2.3 SECTION 1.1 (DEFINITIONS). The definition for the term "Note" is deleted and replaced with the following:

                 "NOTE" shall mean any Tranche-A Note, any Tranche-B Note or any Tranche-C Note, and any and all replacements, extensions, substitutions and renewals of any such Notes.

           2.4 SECTION 1.1 (DEFINITIONS). A new definition of "Second Amendment" is added to Section 1.1 of the Term Agreement to read as follows:

                 "SECOND AMENDMENT" shall mean that Second Amendment (Amended and Restated Term Loan Agreement) dated as of December 26, 1995 among the Borrower, the Banks, the Agent and the Managing Agent.

           2.5 SECTION 1.1 (DEFINITIONS). A new definition of "Tranche-C Available Amount" is added to Section 1.1 of the Term Agreement to read as follows:

                 "TRANCHE-C AVAILABLE AMOUNT" shall mean, from the Tranche-C Closing Date until and including February 4, 1996, an amount equal to 33.33% of the amount set forth opposite such Bank's name in SCHEDULE 1 hereto under the heading of "TRANCHE-C COMMITMENT," and from February 5, 1996 until and including March 3, 1996, an amount equal to 66.67% of the amount set forth opposite the Bank's name in SCHEDULE 1 hereto under the heading "TRANCHE-C COMMITMENT," and from March 4, 1996 until and including the Tranche-C Maturity Date, an amount equal to the Tranche-C Commitment.

           2.6 SECTION 1.1 (DEFINITIONS). A new definition of "Tranche-C Closing Date" is added to Section 1.1 of the Term Agreement to read as follows:

                 "TRANCHE-C CLOSING DATE" shall mean the later of December 26, 1995 and the date at which each of the conditions precedent set forth in
SECTION 3.3 shall have been duly satisfied by the Borrower, as determined by the Banks, in their sole discretion.

           2.7 SECTION 1.1 (DEFINITIONS). A new definition of "Tranche-C Closing Fee" is added to Section 1.1 of the Term Agreement to read as follows:

                 "TRANCHE-C CLOSING FEE" shall have the meaning provided in
SECTION 2.8(b).

           2.8 SECTION 1.1 (DEFINITIONS). A new definition of "Tranche-C Commitment" is added to Section 1.1 of the Term Agreement to read as follows:


                                         2.

                 "TRANCHE-C COMMITMENT" shall mean the amount set forth opposite such Bank's name in SCHEDULE 1 hereto under the heading "TRANCHE-C COMMITMENT."

           2.9 SECTION 1.1 (DEFINITIONS). A new definition of "Tranche-C Facility" is added to Section 1.1 of the Term Agreement to read as follows:

           2.10 SECTION 1.1 (DEFINITIONS). A new definition of "Tranche-C Commitment Fee" is added to Section 1.1 of the Term Agreement to read as follows:

                 "TRANCHE-C COMMITMENT FEE" shall have the meaning provided in SECTION 2.8(b).

                 "TRANCHE-C FACILITY" means the One Million Dollar ($1,000,000) non-revolving line of credit maturing on the Tranche-C Maturity Date.

           2.11 SECTION 1.1 (DEFINITIONS). A new definition of "Tranche-C Loan" is added to Section 1.1 of the Term Agreement to read as follows:

                 "TRANCHE-C LOAN" shall have the meaning set forth in SECTION 2.15.

           2.12 SECTION 1.1 (DEFINITIONS). A new definition of "Tranche-C Maturity Date" is added to Section 1.1 of the Term Agreement to read as follows:

                 "TRANCHE-C MATURITY DATE" shall mean March 31, 1996.

           2.13 SECTION 1.1 (DEFINITIONS). A new definition of "Tranche-C Notes" is added to Section 1.1 of the Term Agreement to read as follows:

                 "TRANCHE-C NOTES" means the separate promissory notes, dated as of the Tranche-C Closing Date, each executed by the Borrower and payable to the order of a Bank, in the original amount of such Bank's Tranche-C Commitment.

           2.14 SECTION 2.2. Section 2.2 of the Term Agreement is amended by inserting after the final paragraph the following new paragraph:

           The Banks hereby acknowledge that on December 11,1995 the Borrower repaid the Tranche-B Facility by the amount of $1,100,000, which amount was applied to the outstanding Tranche-B Loans in accordance with each Bank's Pro Rata Share and each Bank's Tranche-B Commitment was permanently reduced by the same amount. The revised Tranche-B Commitments of each Bank are set forth on amended SCHEDULE 1 attached hereto.

           2.15 SECTION 2.3. A new Subsection (c) is added to Section 2.3 of the Term Agreement to read as follows:


                                            3.

                 (c) TRANCHE-C LOAN NOTES. The Borrower's obligation to pay the principal of, and interest on, each Bank's Tranche-C Loans shall be evidenced by a Tranche-C Note duly executed and delivered by the Borrower and made payable to such Bank substantially in the form of EXHIBIT E hereto in a principal amount equal to such Bank's Tranche-C Commitment.

           2.16 SECTION 2.8. Section 2.8 of the Term Agreement is amended by deleting it entirely and by replacing it with the following:

                 SECTION 2.8  FEES.

                         (a)  TRANCHE-B FEES.  In consideration of the Banks'
agreement to commit to make the Tranche-B Loans available to the Borrower as contemplated by this Agreement, the Borrower agrees to pay to the Banks, in accordance with their respective Tranche-B Commitment Percentage, (a) an aggregate "Tranche-B Closing Fee" in the amount of $150,000 which fee shall be earned upon the Tranche-B Closing Date, but which fee shall be due and payable upon the first to occur of (i) the sale of the Borrower's waste or fuel services lines of business or other similar sale of assets currently owned by the Borrower or its subsidiaries, (ii) the Borrower's issuance of additional common stock or preferred stock with a redemption date of not earlier than one year after the earliest of the Tranche-A Maturity Date, the Tranche-B Maturity Date or the Tranche-C Maturity Date, (iii) the Borrower's issuance of debt subordinated to all debt of the Borrower to institutional lenders on terms satisfactory to such institutional lenders, including the Banks, or
(iv) the Tranche-B Maturity Date or such prior date as Tranche-B Loans shall have become due and payable, whether by acceleration or otherwise, and (b) a "Tranche-B Commitment Fee" in an amount equal to one-quarter of one percent (0.25%) PER ANNUM of the average daily difference between the aggregate Tranche-B Commitments and the sum of the aggregate principal amount of the Tranche-B Loans then outstanding, due and payable quarterly in arrears on the last day of each calendar quarter, commencing with the quarter during which the Tranche-B Closing Date occurs, with the final such payment due and payable on the date the Tranche-B Commitments terminate under the terms of this Agreement. The initial installment of the Tranche-B Commitment Fee shall accrue and be calculated from June 30, 1995.

                         (b)  TRANCHE-C FEE.  In consideration of the Banks'
agreement to commit to make the Tranche-C Loans available to the Borrower as contemplated by this Agreement, the Borrower agrees to pay to the Banks, in accordance with their respective Tranche-C Commitment Percentage, (a) an aggregate "Tranche-C Closing Fee" in the amount of $125,000 which fee shall be earned upon the Tranche-C Closing Date, but which fee shall be due and payable upon the first to occur of (i) the sale of the Borrower's waste or fuel services lines of business or other similar sale of assets currently owned by the Borrower or its subsidiaries, (ii) the Borrower's issuance of additional common stock or preferred stock with a redemption date of not earlier than one year after the earliest of the Tranche-A Maturity Date, the Tranche-B Maturity Date or the Tranche-C Maturity Date, (iii) the Borrower's issuance of debt subordinated to all debt of the Borrower to institutional lenders on terms satisfactory to such institutional lenders, including the Banks, or (iv) the Tranche-C Maturity Date or such prior date

                                       4.

as Tranche-C Loans shall have become due and payable, whether by acceleration or otherwise, and (b) a "Tranche-C Commitment Fee" in an amount equal to one-quarter of one percent (0.25%) PER ANNUM of the average daily difference between the aggregate Tranche-C Commitments and the sum of the aggregate principal amount of the Tranche-C Loans then outstanding, due and payable quarterly in arrears on the last day of each calendar quarter, commencing with March 31, 1996, with the final such payment due and payable on the date the Tranche-C Commitments terminate under the terms of this Agreement. In the event that the Tranche-C Commitments terminate prior to March 31, 1996, the "Tranche-C Commitment Fee shall be due and payable on such earlier date. The initial installment of the Tranche-C Commitment Fee shall accrue and be calculated from January 2, 1996.

          2.17 SECTION 2.14. Section 2.14 of the Term Agreement is amended to delete the final full paragraph and to replace it with the following:

                All amounts due under this SECTION 2.14 shall be prepaid within two (2) Business Days of receipt thereof by the Borrower and shall be applied in inverse order to the scheduled installments for repayment of first the Tranche-B Loans, second the Tranche-A Loans and then the Tranche-C Loans.

          2.18 SECTION 2.15 A new Section 2.15 is added to the Term Agreement to read as follows:

                2.15 TRANCHE-C FACILITY. Subject to and upon the terms and conditions herein set forth, each Bank, severally but not jointly, agrees to make Loans of immediately available funds to the Borrower, on a non-revolving basis from time to time, from the Tranche-C Closing Date until the earlier of the last Business Day prior to the Tranche-C Maturity Date or the date on which the Tranche-C Commitment has been fully utilized, in an aggregate principal amount not to exceed the lesser of the Tranche-C Commitment of such Bank and the Tranche-C Available Amount of such Bank (each such loan, a "TRANCHE-C LOAN"). The aggregate amount of the Tranche-C Commitments shall not exceed $1,000,000. Subject to the terms of this Agreement relating to optional prepayments and mandatory prepayments and the acceleration of the maturities, the Tranche-C Loans shall be due and payable, together with all accrued and unpaid interest and other amounts chargeable to the Borrower under or with respect to the Tranche-C Facility, on the Tranche-C Maturity Date.

                    (a) GENERAL PROVISIONS RELATING TO TRANCHE-C LOANS. Each Tranche-C Loan made by a Bank under the Tranche-C Facility shall be in the form of a Base Rate Loan. The Borrower shall repay the principal amount of the Tranche-C Loans in the amounts and in the manner set forth in this Section and pay interest accrued on the Tranche-C Loans at the rates and in the manner set forth in SECTION 2.4(a). The Borrower may, at its option and upon one (1) Business Day's notice, prepay all or any portion of the Tranche-C Loans as set for the SECTION 2.6 without premium or penalty. In addition, the Tranche-C Loans shall be subject to Mandatory Prepayments in accordance with SECTION 2.14.

                                      5.

                    (b) PERMITTED USES OF TRANCHE-C LOANS. The proceeds of the Tranche-C Loans shall be used for working capital purposes.

                    (c)  NOTICE OF BORROWING FOR TRANCHE-C LOANS.

                       (i) The Borrower shall give the Agent at the Agent's Office prior to 10:00 A.M., Los Angeles time, at least five (5) Business Days' prior telex, facsimile or telephonic notice (promptly confirmed in writing) of a Tranche-C Loan to be made hereunder. Such notice (the "NOTICE OF BORROWING") shall be irrevocable and shall specify (i) the aggregate principal amount of the requested Loans and (ii) the date of Borrowing (which shall be a Business Day).

                      (ii)  Promptly after receipt of the Notice of
Borrowing, the Agent shall provide each Bank with a copy thereof and inform each Bank as to its Pro Rata Share of the Tranche-C Loan requested thereunder.

                    (d)  DISBURSEMENT OF FUNDS FOR TRANCHE-C LOANS.

                       (i) No later than 1:00 P.M., Los Angeles time, on the date specified in the Notice of Borrowing, each Bank will make available its Pro Rata Share of the Tranche-C Loan requested to be made on such date, in U.S. dollars and immediately available funds, at the Agent's Office. After the Agent's receipt of the proceeds of such Tranche-C Loan, the Agent will make available to the Borrower by depositing in the Borrower's account at the Agent's Office the aggregate of the amounts so received.

                      (ii) Unless the Agent shall have been notified by any Bank prior to the date of the Borrowing that such Bank does not intend to make available to the Agent its Tranche-C Loan to be made on such date, the Agent may assume that such Bank has made such amount available to the Agent on such date and the Agent in its sole discretion may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank and the Agent has made such amount available to the Borrower, the Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower and the Borrower shall immediately repay such corresponding amount to the Agent. The Agent shall also be entitled to recover from such Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent, at the rate PER ANNUM equal to the Base Rate plus the Applicable Margin, calculated in accordance with SECTION 2.4(a), for the Tranche-C Loan. Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any default by such Bank hereunder. Notwithstanding anything contained herein or in any other Loan Document to the contrary, the Agent may apply all funds and proceeds of Collateral available for the payment of any Obligations first to repay any amount

                                      6.

owing by any Bank to the Agent as a result of such Bank's failure to fund its Tranche-C Loans hereunder.

          2.19 SECTION 3.3. A new Section 3.3 is added to the Term Agreement to read as follows:

                SECTION 3.3 CONDITIONS PRECEDENT TO LOANS. The obligation of each Bank to make its initial Tranche-C Loan hereunder is subject to the satisfaction, as determined by the Banks, the Agent and the Managing Agent, on or before the Tranche-C Closing Date of the following conditions precedent:

                    (a) SECOND AMENDMENT. The Borrower and each Bank shall have duly executed and delivered the Second Amendment to the Agent.

                    (b) NOTES. The Borrower shall have duly executed and delivered the Tranche-C Notes to the Agent.

                    (c) ACKNOWLEDGMENT OF AMENDMENT AND REAFFIRMATION OF GUARANTY. The Agent shall have received the Acknowledgment of Amendment and Reaffirmation of Guaranty, duly executed and delivered by each of the Guarantors party thereto to the Agent.

                    (d) CERTIFIED RESOLUTIONS. The Agent shall have received a certificate of the Secretary or Assistant Secretary of each of the Loan Parties and dated the Tranche-C Closing Date certifying (i) the names and true signatures of the incumbent officers of such Person authorized to sign the applicable Loan Documents, (ii) the resolutions of such Person's Board of Directors approving and authorizing the execution, delivery and performance of the Term Agreement, as amended by the Second Amendment, the Tranche-C Notes and the Acknowledgement of Amendment and Reaffirmation of Guaranty referred to in clause (c), above, as applicable, executed by such Person, and (iii) that there have been no changes in the Certificate of Incorporation of such Person or in the Bylaws or similar constituent documents of such Person since the date of certification thereof to the Agent in connection with the closing of the Tranche-B Facility.

                    (e) SIDE LETTER AGREEMENT. The Borrower shall have duly acknowledged and delivered the side letter agreement dated December 22, 1995 from the Agent to the Borrower relating to compliance with projections as to financial performance.

                    (f) WARRANT. The Borrower shall have duly executed and delivered a Common Stock Purchase Warrant in form and substance satisfactory to the Banks.

                    (g) WARRANT PURCHASE AGREEMENT. The Borrower shall have duly executed and delivered a Common Stock Warrant Purchase Agreement in form and substance satisfactory to Banks.

                                      7.

          2.20 SECTION 3.4. A new Section 3.4 is added to the Term Agreement to read as follows:

                SECTION 3.4 ALL TRANCHE-C LOANS. The obligation of any Bank to make any Tranche-C Loan is subject to the satisfaction of the following further conditions precedent:

                    (a) NOTICE OF BORROWING. The Agent shall have received a fully executed Notice of Borrowing in respect of the Loans.

                    (b) NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date either before or after giving effect to the making of the Loans, and the Agent and each Bank shall have received a certificate to such effect dated the funding date of such Loan from the chief financial officer of the Borrower.

The acceptance of the proceeds of the Tranche-C Loans shall constitute a representation and warranty by the Borrower to each of the Banks that all of the conditions required to be satisfied under this SECTION 3 in connection with the making of such Loan have been satisfied.

          2.21 SECTION 5.10. A new Section 5.10 is added to the Term Agreement to read as follows:

                SECTION 5.10 OFFERS AND PROPOSALS FOR ACQUISITION. The Borrower shall, promptly upon its receipt, provide to Agent complete copies of any and all written offers or proposals for (i) the investment in the Borrower's or any of its Subsidiaries' capital stock, or (ii) the acquisition of any portion of the business of the Borrower or any of its Subsidiaries. In the event that any of such offers or proposals are oral, the Borrower shall communicate such oral offers or proposals to Agent promptly upon the Borrower's receiving such oral offer or proposal.

          2.22 SECTION 5.11. A new Section 5.11 is added to the Term Agreement to read as follows:

                SECTION 5.11 NOTICE AND ATTENDANCE AT BOARD MEETINGS; COPIES OF MATERIALS. The Borrower shall duly give notice to the Agent of all meetings of its Board of Directors at the same time and in the same manner and form as such notice is given to the members of the Board of Directors in their capacity as Board members. The Agent shall have the right at the discretion of the Banks, but not the obligation, to attend in an observer status all such meetings. In addition, the Borrower shall deliver, or cause to be delivered, to the Agent any and all written materials which are delivered to the members of the Board of Directors in their capacity as Board members at the same time and in the same manner and form as delivered to such Board members.

The right of Agent to attend meetings and to obtain written materials as discussed in the previous paragraph shall not apply to the extent that such meetings or materials pertain to Borrower/Bank group relations or to matters relating to the Borrower's performance of the Loan Documents if the exercise of such right would be inconsistent with applicable law or would result in a breach

                                      8.

of the Borrower's fiduciary duties. Agent agrees to hold all materials and information learned from attendance in strict confidence (provided that Agent may divulge information necessary for disclosure to the Banks and to regulatory authorities, including bank regulators) and to abide by applicable law, including securities laws, related thereto.


          2.23 SECTION 5.12. A new Section 5.12 is added to the Term Agreement to read as follows:

          SECTION 5.12 AUTHORIZATION TO MEET WITH KEY EMPLOYEES. The Borrower expressly authorizes the Agent, upon reasonable prior notice to one of the executive officers of the Borrower and without unreasonable disruption of the normal operations of the Borrower, to meet with employees whom the Agent, in its sole discretion, considers to be key employees of any of the Borrower's Subsidiaries, divisions or business lines for the purpose of enabling the Banks to obtain further information relevant to the administration of the Loans hereunder pertaining to the financial condition, operations and prospects of such Subsidiaries, divisions or business lines.


          2.24 SECTION 7.1. Subsection (a) of Section 7.1 of the Term Agreement is deleted and replaced with the following:

                    (a) FAILURE TO MAKE PAYMENTS. The Borrower shall default in the payment when due of any principal of the Loans, interest, Fees, including, without limitation, the payment of the deferred $125,000 Tranche-B Closing Fee when due, the payment of the deferred $125,000 Tranche-C Closing Fee when due, or other amounts owing hereunder.


     SECTION 3.  LIMITATION OF AMENDMENT.

          (a) The amendments set forth in SECTION 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document or
(ii) otherwise prejudice any right or remedy which the Banks, the Agent or the Managing Agent may now have or may have in the future under or in connection with any Loan Document.

          (b) This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks, the Agent and the Managing Agent to enter into this Amendment, the Borrower hereby represents and warrants to each Bank, the Agent and the Managing Agent as follows:

          (a) After giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a

                                      9.

different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing;

          (b) The Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

          (c) The certificate of incorporation, bylaws and other organizational documents of the Borrower delivered to each Bank on the Tranche-C Closing Date are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

          (d) The execution and delivery by the Borrower of this Amendment and the performance by Borrower of its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Borrower;

          (e) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not contravene (i) any law or regulation binding on or affecting the Borrower, (ii) the certificate of incorporation or bylaws of the Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on the Borrower or (iv) any contractual restriction binding on or affecting the Borrower;

          (f) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on the Borrower, except as already has been obtained or made; and

          (g) This Amendment has been duly executed and delivered by the Borrower and is the binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     SECTION 5. REAFFIRMATION. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party.

     SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                                      10.

     SECTION 7. EFFECTIVENESS. This Amendment shall become effective on the receipt by the Agent of an originally executed counterpart (or facsimile thereof with the original to follow by Federal Express or other overnight courier) of this Amendment, executed by the Borrower and each of the Banks as shall at such point and thereafter be deemed effective as of December 26, 1995.

     SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 9.  RELEASE AND WAIVER.

          (a) The Borrower hereby acknowledges and agrees that: (i) it has no claim or cause of action against any Bank or the Agent or the Managing Agent or any parent, subsidiary or affiliate of any Bank or the Agent or the Managing Agent, or any of such Bank's, the Agent's or the Managing Agent's officers, directors, employees, attorneys or other representatives or agents (all of which parties other than the Banks, the Agent and the Managing Agent being, collectively, the "LENDER AGENTS") in connection with the Term Agreement, the Loans thereunder or the transactions contemplated therein;
(ii) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of the Banks, the Agent or the Managing Agent; and (iii) it recognizes that each of the Banks, the Agent and the Managing Agent has heretofore properly performed and satisfied in a timely manner all of its respective obligations to and contracts with the Borrower.

          (b)    Although each of the Banks, the Agent and the Managing
Agent regards its respective conduct as proper and does not believe the Borrower to have any claim, cause of action, offset or defense against such Bank, the Agent or the Managing Agent or any Lender Agent in connection with the Term Agreement, the Loans thereunder or the transactions contemplated therein, each Bank, the Agent and the Managing Agent wishes and Borrower agrees to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of the Banks, the Agent or the Managing Agent. Therefore, the Borrower unconditionally releases and waives
(i) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind of any Bank, the Agent or the Managing Agent or of any of Lender Agents to the Borrower, except the obligations remaining to be respectively performed by the Banks, the Agent or the Managing Agent as expressly stated in the Term Agreement, this Amendment and the other Loan Documents; (ii) any legal, equitable or other obligations or duties, whether known or unknown, of any Bank, the Agent, the Managing Agent or any Lender Agent to the Borrower (and any rights of the Borrower against any Bank, the Agent, the Managing Agent or any Lender Agent) besides those expressly stated in the Term Agreement, this Amendment and the other Loan Documents;
(iii) any and all claims under any oral or implied agreement, obligation or understanding with any Bank, the Agent, the Managing Agent or any Lender Agent, whether known or unknown, which is different from or in addition to the express terms of the Term Agreement, this Amendment or any of the other Loan Documents; and (iv) all other claims, causes of action or defenses of any kind whatsoever (if

                                      11.

any), whether known or unknown, which the Borrower might otherwise have against any Bank, the Agent, the Managing Agent and/or any Lender Agent on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this Amendment or which could arise concurrently with the effectiveness of this Amendment.

          (c) THE BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED BY THIS AMENDMENT IN FAVOR OF THE BANKS, THE AGENT, THE MANAGING AGENT AND THE LENDER AGENTS. TO THE EXTENT ANY LAW MAY BE APPLICABLE, THE BORROWER WAIVES AND RELEASES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER THE LAWS OF THE STATE OF NEW YORK OR ANY OTHER APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES UNDER THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       VECTRA TECHNOLOGIES, INC.


                                       By:  /s/ Ray A. Fortney
                                            -----------------------------------
                                       Its: President & CEO
                                            -----------------------------------


                                       BANQUE PARIBAS, as a Bank and as Agent


                                       By:  /s/ Robert S. Pinkerton
                                            -----------------------------------
                                       Its: VP
                                            -----------------------------------


                                       By:  /s/ Lee S. Buckner
                                            -----------------------------------
                                       Its: GVP
                                            -----------------------------------



                                       BANQUE NATIONALE DE PARIS, as a Bank
                                       and as Managing Agent


                                       By:  /s/ Richard Cushing
                                            -----------------------------------
                                       Its: AVP
                                            -----------------------------------


                                      12.

                          ACKNOWLEDGEMENT OF AMENDMENT
                          AND REAFFIRMATION OF GUARANTY

SECTION 1. Each of the undersigned Guarantors hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of this Amendment.

SECTION 2. Each Guarantor hereby consents to this Amendment and agrees that its respective Guaranty of the Obligations of the Borrower under the Term Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection herewith.

SECTION 3. Each Guarantor severally represents and warrants that, after giving effect to this Amendment, all representations and warranties contained in its respective are true, accurate and complete as if made the date hereof.

Dated: 12/29/95
      -----------------------

GUARANTORS                             PACIFIC NUCLEAR STORAGE SYSTEMS, INC.

                                       By: /s/ RAY A. FORTNEY
                                           -----------------------------------
                                       Printed Name: RAY A. FORTNEY
                                                     -------------------------
                                       Title: PRESIDENT
                                              --------------------------------


                                       NUCLEAR PACKAGING, INC.

                                       By: /s/ RAY A. FORTNEY
                                           -----------------------------------
                                       Printed Name: RAY A. FORTNEY
                                                     -------------------------
                                       Title: PRESIDENT
                                              --------------------------------


                                       VECTRA SERVICES, INC.

                                       By: /s/ RAY A. FORTNEY
                                           -----------------------------------
                                       Printed Name: RAY A. FORTNEY
                                                     -------------------------
                                       Title: PRESIDENT
                                              --------------------------------


                                       CTL INTERNATIONAL, INC.

                                       By: /s/ RAY A. FORTNEY
                                           -----------------------------------
                                       Printed Name: RAY A. FORTNEY
                                                     -------------------------
                                       Title: PRESIDENT
                                              --------------------------------


                                      13.

                                      VECTRA GOVERNMENT SERVICES, INC.

                                      By: /s/ RAY A. FORTNEY
                                          -----------------------------------
                                      Printed Name: RAY A. FORTNEY
                                                    -------------------------
                                      Title: PRESIDENT
                                             --------------------------------


                                      VECTRA WASTE SERVICES, L.L.C.
                                      by: VECTRA Technologies, Inc., its Manager

                                      By: /s/ RAY A. FORTNEY
                                          -----------------------------------
                                      Printed Name: RAY A. FORTNEY
                                                    -------------------------
                                      Title: PRESIDENT
                                             --------------------------------


                                      14.

                                SCHEDULE 1
                           TO CREDIT AGREEMENT

                          BANKS AND COMMITMENTS


           TRANCHE-A
           NAME OF BANK                            COMMITMENT

    Banque Paribas                                 $1,463,471

          Domestic Lending Office and
          Eurodollar Lending Office:

          2029 Century Park East, Suite 3900
          Los Angeles, CA 90067

    Banque Nationale de Paris                      $1,463,471

          Domestic Lending Office and
          Eurodollar Lending Office:

          499 Park Avenue, 7th Floor
          New York, NY 10022



           TRANCHE-B
           NAME OF BANK                            COMMITMENT

    Banque Paribas                                  $950,000

          Domestic Lending Office and
          Eurodollar Lending Office:

          2029 Century Park East, Suite 3900
          Los Angeles, CA 90067

    Banque Nationale de Paris                       $950,000

          Domestic Lending Office and
          Eurodollar Lending Office:

          499 Park Avenue, 7th Floor
          New York, NY 10022


                                         15.

                                SCHEDULE 1
                           TO CREDIT AGREEMENT

                          BANKS AND COMMITMENTS



           TRANCHE-C
           NAME OF BANK                            COMMITMENT

    Banque Paribas                                  $500,000

          Domestic Lending Office and
          Eurodollar Lending Office:

          2029 Century Park East, Suite 3900
          Los Angeles, CA 90067

    Banque Nationale de Paris                       $500,000

          Domestic Lending Office and
          Eurodollar Lending Office:

          499 Park Avenue, 7th Floor
          New York, NY 10022